                                                                    EXHIBIT 10.8

No. W____                                                     _________, 1999


     The securities represented by this Warrant and issuable upon exercise hereof have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act and under any applicable state securities laws. These securities and the securities issued upon exercise hereof may not be sold, pledged, transferred or assigned, nor may this Warrant be exercised, except in a transaction which is exempt under provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of any such securities.

                                    FORM OF
                            STOCK WARRANT AGREEMENT

     1.   Grant of Warrant.
          ----------------

          (a) Cypress Communications, Inc. (the "Company"), a Delaware corporation, hereby agrees that ____________________ (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, subject to the conditions set forth below during the period commencing on the date hereof and expiring at 5:00 P.M. Atlanta, Georgia, time, on the ______ (____) anniversary of the date of this Warrant (the "Expiration Date"), up to that number of fully paid and non-assessable shares of Common Stock as set forth in
Section 2(c) herein, at a price of $19.00 per share (the "Exercise Price").

          (b) The term "Common Stock" means the voting Common Stock, $0.001 par value per share, of the Company as constituted on the date hereof, together with any other equity securities that may be issued by the Company in substitution therefor. The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Company" means and includes the Company as well as
(i) any successor corporation resulting from the merger or consolidation of such corporation with another corporation, or (ii) any corporation to which such corporation has transferred its property or assets as an entirety or substantially as an entirety. All other capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Master Communications License Transaction Agreement between the Company and Holder dated _________________, 1999, as the same may be amended from time to time (the "Master Agreement").

     2.   Exercise of Warrant.
          -------------------

          (a) Subject to the limitations set forth in Section 5, this Warrant may be exercised in whole or in part commencing at any time and from time to time after (i) the completion of the Warrant Calculation and (ii) the earlier of
(A) the date six months following the closing of the IPO (as defined below), or
(B) September 30, 2000, or (C) the occurrence of an event described in Section 2(a)(ii) or Section 2(a)(iii) below, and prior to and including the Expiration Date (if such day is a day on which banking institutions in Georgia are authorized by law to close, then on the next succeeding day that shall not be such a day), if any of the following conditions have occurred (each an "Exercise Event"):

               (i) the closing of the first sale to the public of the equity securities of the Company pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the 1933 Act (the "IPO");

               (ii) the consummation of any merger, consolidation, business combination, reorganization or recapitalization of the Company to which the Company is a party, except for a merger, consolidation or other corporate reorganization, in which after giving effect to such event, the holders of the Company's outstanding capital stock (or their Permitted Transferees, as such term is described in the Company's Certificate of Incorporation) immediately prior to such event own directly or indirectly at least 50% of the Company's voting power under ordinary circumstances;

               (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company;

               (iv) the execution by the Company and Holder (or any Affiliate of Owner) of License Agreements pertaining to 75% or more of the GLA as represented by the final Buildings List in accordance with the Master Agreement; or

               (v) the Company's execution and delivery of License Agreements to Holder pertaining to Buildings with an aggregate of at least 5,000,000 square feet of GLA.

          (b) The Company shall give written notice to Holder at least 30 days prior to the date of any Exercise Event described in Section 2(a)(i), (ii) or
(iii). The Company shall promptly notify the Holder in writing following the occurrence of any other Exercise Event.

          (c) Promptly after the end of the Diligence Period, the Company shall provide Holder a calculation of that number of shares of Warrant Stock (rounded to the nearest whole number) which the Holder shall be entitled to purchase upon exercise of this Warrant (the "Calculation Notice"). The number of shares of Warrant Stock issuable upon exercise of this Warrant shall be the sum of the following (the "Warrant Calculation"):

               (i) GLA of Buildings designated as Exclusive on the Buildings List shall be divided by 1,000,000, and that result shall be multiplied by ____;
              ----------                                     -------------

               plus:
               ----

               (ii) GLA of Buildings designated as Semi-Exclusive on the Buildings List shall be divided by 1,000,000, and that result shall be
                        ----------
multiplied by ________;
-------------
               plus:
               ----

               (iii) GLA of Buildings designated as Non-Exclusive on the Buildings List shall be divided by 1,000,000, and that result shall be
                        ----------
multiplied by ________;
-------------
               minus:
               -----

               (iv) The number of shares of Warrant Stock forfeited by Holder pursuant to Section 9 prior to Holder's exercise of this Warrant.

Upon receipt of the Calculation Notice from the Company, the Holder shall have twenty (20) days to provide to the Company written notice of any objection with respect to such Warrant Calculation (the "Protest Notice"). If the Holder fails to provide Company with such Protest Notice within such twenty-day period, the Holder shall be deemed to have accepted such calculation, and thereafter shall be entitled to exercise this Warrant only for the number of shares of Warrant Stock so calculated (but subject to adjustment as provided in Section 4 below and forfeiture as provided in Section 9 below). If the Holder provides the Company with such Protest Notice, such Warrant Calculation shall be submitted to a nationally recognized accounting firm not affiliated with either the Company or the Holder, and the Warrant Calculation as determined by such accounting firm shall be binding upon the parties. The accounting firm shall review the Warrant Calculation and make any appropriate adjustment thereto within thirty (30) days after submission to it. The expenses of such accounting firm shall be split evenly by the parties.

          (d) The calculations described in Section 2(c) herein shall be made irrespective of, and the number of shares of Warrant Stock issuable upon exercise hereof shall not be affected by, (i) the Company's failure to submit a Communications License Agreement for a Building prior to the expiration of the Rollout Period, or (ii) the Company's loss of Exclusive or Semi-Exclusive Rights as the result of the failure of the Company to complete installation within a Building or Buildings prior to the expiration of the Rollout Period.

          (e) The Holder may exercise this Warrant by presentation and surrender of this Warrant to the Company at its principal office, or to its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company) of the Exercise Price for the number of shares of Warrant Stock specified in such form.

          (f) Following the IPO, in connection with any requested conversion of this Warrant, and in lieu of the payment of the Exercise Price in cash, the Company shall convert this Warrant, in whole or in part and at any time or times, into Warrant Stock (the "Conversion Right"), as follows: Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the difference of (A) the aggregate Fair Market Value (as defined in Section 4(b)(viii) below) for all Warrant Stock issuable upon exercise of the Warrants being converted, less (B) the aggregate Exercise Price for all such Warrant Stock, by (y) the Fair Market Value of one share of Warrant Stock.

          (g) Upon receipt by the Company of this Warrant, together with the Warrant Exercise Form and, in connection with any conversion other than under
Section 2(f), the Exercise Price (the "Exercise Time"), at its office, or by the stock transfer agent of the Company at its office, the Holder shall be deemed to be the holder of record of the shares of Common

Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

          (h) The Company will deliver to Holder certificates for Warrant Stock purchased upon exercise of this Warrant within five (5) business days after the Exercise Time. Unless all of the purchase rights represented by this Warrant have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will within such five-day period, deliver such new Warrant to the Holder.

          (i) The issuance of certificates for Warrant Stock upon exercise of this Warrant will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Stock. The Holder or its transferee shall pay any transfer tax payable in respect of a transfer of the Warrant or the Warrant Stock to a third party.

          (j) Notwithstanding any other provisions hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering of Common Stock or a merger or other sale of all or substantially all of the stock or assets of the Company, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

     3.  Reservation of Shares. The Company shall at all times authorize and
         ---------------------
reserve for issuance and delivery all shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon exercise in compliance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the applicable Exercise Price multiplied by such fraction in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange or inter-dealer quotation system upon which shares of Common Stock may be listed or traded (except for official notice of issuance which shall be immediately transmitted by Company upon issuance).

     4.   Adjustments.
          -----------

          (a)  Capital Adjustments. If the Company at any time or from time to
               -------------------
time after the date hereof effects a subdivision of the outstanding Common Stock (by stock split, stock dividend, recapitalization or otherwise) or a combination the outstanding shares of Common Stock into a smaller number of shares (by reverse stock split, recapitalization or otherwise), (i) the Exercise Price in effect immediately before the subdivision or combination shall be automatically adjusted by multiplying the Exercise Price by a fraction (the "Capital Adjustment Factor"), (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such subdivision or combination, and (B) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately after such subdivision or combination, and (ii) the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be automatically adjusted by dividing such number of shares by the Capital Adjustment Factor.

          (b)  Below Market Issuances.
               ----------------------

               (i) In the event that the Company issues or sells shares of Common Stock (other than Permitted Issuances, as described below) at a price per share below the "Fair Market Value" (as defined herein) of such shares (a "Below Market Transaction"), (A) the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be adjusted so as to be equal to the product obtained by multiplying the number of shares of Warrant Stock issuable pursuant to this Warrant prior to the Below Market Transaction by a fraction (the "Market Adjustment Factor"), the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to consummation of the Below Market Transaction plus (ii)
                                                                       ----
     the number of shares of Common Stock issued or sold in the Below Market Transaction, and the denominator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to the Below Market Transaction plus (y) th number of shares of Common Stock that the aggregate
                 ----
     consideration received by the Company in the Below Market Transaction would purchase at Fair Market Value, and (B) the Exercise Price shall be adjusted so as to be equal to the quotient obtained by dividing the Exercise Price in effect prior to the Below Market Transaction by the Market Adjustment Factor. For purposes of this subsection, Common Stock shall be deemed to include that number of shares of Common Stock that would be obtained assuming (A) the conversion of any securities of the Company which, by their terms, are convertible into or exchangeable for Common Stock, and (B) the exercise of all options to purchase or rights to subscribe for Common Stock or securities which, by their terms, are convertible into or exchangeable for Common Stock.

               (ii) If the Company in any manner issues or sells any stock or securities directly or indirectly convertible into or exchangeable for Common ("Convertible Securities"), other than Convertible Securities that are Issuances, and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Fair Market Value of the Common Stock immediately prior to the time of such issue or sale, then, for purposes of Section 4(b)(i), the total maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the number of shares of Warrant Stock issuable upon exercise of this Warrant or the Exercise Price shall be made when Common Stock is actually issued upon the conversion, exercise or exchange of such Convertible Securities.

               (iii) If the Company in any manner grants or sells any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities ("Options"), other than options that are Permitted Issuances, and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Fair Market Value of the Common Stock immediately prior to the time of the granting or sale of such Options, then, for purposes of Section 4(b)(i), the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the number of shares of Warrant Stock issuable upon exercise of this Warrant or the Exercise Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (iv) If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the number of shares of Warrant Stock issuable upon exercise of this Warrant and the Exercise Price in effect at the time of such change shall be immediately adjusted to the applicable number of shares of Warrant Stock issuable upon exercise of this Warrant and the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

               (v) Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Exercise Price then in effect hereunder shall be adjusted immediately to the applicable number of shares of Warrant Stock issuable upon exercise of this Warrant and the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               (vi) If any Common Stock or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration. If any Common Stock or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon the parties, and the reasonable fees and expenses of such appraiser shall be borne by the Company. In case any Convertible Security is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, the board of directors of the Company shall make a good faith determination of the portion of the consideration received therefor allocable as consideration for which the Company issued the Convertible Security.

               (vii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

               (viii) The term "Permitted Issuances," as used herein, means issuances to employees pursuant to the Company's management equity plans, as approved from time to time by the Company's Board of Directors. For purposes of this Section 4(b) and Section 2(f), if the Common Stock is traded on the Nasdaq Stock Market or other inter-dealer quotation system or is listed on any national securities exchange, the "Fair Market Value" of the Common Stock shall be average of the last reported sales prices of the Common Stock as reported by Nasdaq or, if the Common Stock is listed on a national securities exchange, the last reported sales prices of the Common Stock on such exchange, for the twenty (20) trading days immediately preceding the date of such sale or issuance of Common Stock. If the Common Stock is not so listed or traded, the Fair Market Value of the Common Stock shall be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within 30 days of the date of such sale or issuance, the Fair Market Value of the Common Stock shall be determined by an independent appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon the parties, and the reasonable fees and expenses of such appraiser shall be borne by the Company.

          (c)  Reorganizations, Mergers, Consolidations or Sales of Assets.
               -----------------------------------------------------------
If at any time or from time to time after the date hereof, there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled in connection with such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after the capital reorganization to the end that the provisions of this Section 4 (including adjustment of the Exercise Price and the number of shares of Warrant Stock issuable upon exercise of this Warrant then in effect) shall be applicable after that event and be as nearly equivalent as practicable.

          (d)  Notice to Warrant Holder of Adjustment. At any time following the
               --------------------------------------
delivery to Holder of a Calculation Notice, whenever the number of shares of Warrant Stock issuable upon exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 4 a notice (i) stating that an event giving rise to an adjustment hereunder has occurred, (ii) setting forth the adjusted number of shares of Warrant Stock and the adjusted Exercise Price and (iii) showing in reasonable detail the computations and the facts upon which such adjustments are based. The Holder shall be entitled to review such calculation (as well as any "Fair Market Value" calculation made by the board of directors pursuant to Section 4(b)) and render any objections in the manner provided in Section 4(b)(viii).

     5.   Restrictions on Transfer.
          ------------------------

          (a) The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the 1933 Act or under the securities laws of any state. The Holder acknowledges that upon exercise of this Warrant the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. The Holder agrees that the issuance of such securities may be deferred until the issuance or sale of such securities shall be lawful in all respects. The restrictions imposed by this Section 5 upon the exercise of this Warrant shall cease and terminate as to any particular shares of Warrant Stock (i) when such securities shall have been effectively registered and qualified under the 1933 Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such securities, or (ii) when, in the opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the 1933 Act and all applicable state securities laws.

          (b) Notwithstanding the provisions of Section 5(a), the Holder may not offer, sell, contract to sell or otherwise dispose of any Warrant Stock within one hundred eighty (180) days after the date of any final prospectus related to the IPO except with the written consent of the Company and managing underwriter or underwriters for such offering.

          (c) Prior to the IPO, and except for the Permitted Transfers described in Section 15(a), at least 30 days prior to making any sale or transfer of any of Warrant Stock, the Holder shall deliver a written notice (the "Offer Notice") to the Company. The Offer Notice shall disclose in reasonable detail the proposed number of shares of Warrant Stock to be transferred and the proposed terms and conditions of the transfer. The Company may elect to purchase all, but not less than all, of the shares of Warrant Stock specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Holder as soon as practical but in any event within 30 days after the delivery of the Offer Notice. To the extent that the Company does not elect to purchase all of the shares of Warrant Stock being offered, the Holder may, within 90 days after the expiration of the Company's election period, transfer such shares of Warrant Stock to one or more third parties at a price no less than the price per share specified in the Offer Notice and on terms no more favorable to the transferees than offered to the Company in the Offer Notice. The purchase price specified in the Offer Notice shall be payable solely in cash at the closing of the transaction.

     6.   Piggy-Back Registration Rights.
          ------------------------------

          (a) If the Company has registered or has determined to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of the Warrant Stock (a "Piggyback Registration"), the Company will give the Holder written notice thereof promptly and, subject to
Section 6(c), shall include in such registration all the Warrant Stock requested to be included therein pursuant to the written request of the Holder received within twenty (20) days after delivery of the Company's notice.


          (b) If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 6(a). In such event, the right of the Holder to participate in such registration shall be conditioned upon Holder's participation in such underwriting in accordance with the terms and conditions thereof. Should the Holder propose to distribute its Warrant Stock through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          (c) If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, any (i) securities to be sold by the Company in such offering and (ii) Registrable Securities (as such term is defined in the Company's Third Amended and Restated Stockholders Agreement dated October 8,
1999) shall have priority over the Holder's Warrant Stock, and the number of shares to be included by the Holder in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Warrant Stock held by the Holder (assuming the exercise of all warrants held by the Holder) and all other holders exercising equivalent registration rights.

          (d) If the Holder requests but is unable to register all shares of Warrant Stock in a Piggyback Registration within eighteen (18) months following the IPO, the Holder shall have the option to include such Warrant Stock in a Demand Registration pursuant to Section 7.

     7.   Demand Registration Rights.
          --------------------------

          (a) Should the Holder request but be unable to include in a Piggyback Registration all shares of Warrant Stock within eighteen (18) months following the IPO as contemplated in Section 6 herein, the holders of Warrants or Warrant Stock representing at least 50% of the aggregate shares of Warrant Stock issuable upon exercise of this Warrant (including any Holders of Warrants or Warrant Stock issuable as a result of an assignment of all or a portion hereof, in the aggregate, as adjusted pursuant to Section 4) (the "Initiating Holders") may, if available to the Company, require that the Company effect as many registrations as the Initiating Holders may request under the Securities Act utilizing a Form S-3 or any similar form (a "Demand Registration").

          (b) The Company shall file a registration statement with respect to such Demand Registration requested pursuant to Section 7(a) as soon as practicable after receipt of the demand of the Initiating Holders; provided, however, that if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with a material corporate transaction and the Board of Directors concludes, as a result, that it is advisable to defer the filing of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, however, that (i) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of any demand of the Initiating Holders and (ii) the Company shall not exercise its right to defer a Demand Registration more than once.

          (c) Notwithstanding any provision to the contrary contained in this Warrant, a Holder's registration rights under Sections 6 and 7 shall automatically terminate when all of the Warrant Stock owned by such Holder may immediately be sold under Rule 144 under the 1933 Act.


     8.   Registration Procedures.
          -----------------------

     8.1 In the case of each registration effected by the Company pursuant to Sections 6 or 7 of this Warrant, the Company will keep the Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) cause such registration to be declared effective by the Securities and Exchange Commission (the "Commission") and, in the case of a Demand Registration, keep such registration effective for a period of one hundred eighty (180) days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by the Holder; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

          (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

          (e) notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (f) cause all Warrant Stock covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all Warrant Stock covered by such registration and a CUSIP number for all such securities, in each case not later than the effective date of such registration;

          (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act; and

          (i) in connection with any underwritten Demand Registration, the Company will (A) enter into an underwriting agreement reasonably satisfactory to the Company and the Holder containing customary underwriting provisions, including indemnification and contribution provisions, and (B) cooperate with such underwriters and use its reasonable commercial efforts to assist such underwriters in connection with the offering and sale of Warrant Stock.


     8.2  Other Obligations. With a view to making available the benefits
          -----------------
of certain rules and regulations of the Securities and Exchange Commission which may facilitate the registration of Warrant Stock or permit the sale of Warrant Stock to the public without registration, the Company agrees to:

          (a) after its initial registration under the 1933 Act, exercise reasonable commercial efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Warrant Stock;

          (b) at such time as any Warrant Stock is eligible for transfer under Rule 144(k), upon the request of the holder of such Warrant Stock, remove any restrictive legend from the certificates evidencing such securities at no cost to such holder;

          (c) make and keep available public information as defined in Rule 144 under the 1933 Act at all times from and after ninety (90) days following its initial registration under the 1933 Act;

          (d) file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act") at any time after it has become subject to such reporting requirements; and

          (e) furnish any holder of Warrant Stock upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the IPO), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Warrant Stock may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission (including Rule 144A) allowing a holder of Warrant Stock to sell any such securities without registration.



     9.  Forfeiture of Warrants and Return of Proceeds.
         ---------------------------------------------

          (a) If a Building covered by a License Agreement is sold and the purchaser of the Building fails to assume the License associated with such Building at the closing of such sale (a "Sale"), at the Company's written request, the Holder shall forfeit or return to the Company, as applicable, the right to acquire the Warrant Stock issuable upon exercise of this Warrant or, if this Warrant has been exercised, the Warrant Stock issued, which is attributable to the GLA from such Building, together with any dividends paid on such Warrant Stock, or if Holder has transferred such Warrant Stock, any proceeds resulting from the transfer of the Warrant Stock (collectively, the "Warrant Amount"), as set forth below:

               (i) If a Sale occurs during the period commencing on the date of the Master Agreement and ending on the third (3rd) anniversary thereof, at the Company's written request, the Holder shall forfeit or return 100% of the Warrant Amount;

                    (ii) If a Sale occurs during the period following the third (3/rd/) anniversary of the date of the Master Agreement, at the Company's written request, the Holder shall forfeit or return to the Company the Warrant Amount as set forth below:


-------------------------------------------------------------------------------
After the 3/rd/ anniversary but prior to the 4/th/       80% of Warrant Amount
anniversary of the date of the Master Agreement
-------------------------------------------------------------------------------
On or after the 4/th/anniversary but prior to            60% of Warrant Amount
the 5/th/ anniversary of the date of the Master
Agreement
-------------------------------------------------------------------------------
On or after the 5/th/ anniversary but prior to the       40% of Warrant Amount
6/th/ anniversary of the date of the Master
Agreement
--------------------------------------------------------------------------------
On or after the 6/th/ anniversary but prior to the       20% of Warrant Amount
7/th/ anniversary of the date of the Master
Agreement
--------------------------------------------------------------------------------
On or after the 7/th/ anniversary of the date of          0% of Warrant Amount
the Master Agreement
--------------------------------------------------------------------------------


If Warrant Stock has not yet been issued at the time of a Sale, the Warrant Amount applied to such Building shall be excluded from any calculation of Warrant Stock to be issued upon any Exercise Event. Upon surrender by Holder of any Warrant Amount in the form of shares of Warrant Stock, the Company shall refund to the Holder the Exercise Price paid to the Company attributable to such surrendered Warrant Amount. Any Warrant Amount payable by Holder hereunder in the form of proceeds from the sale of Warrant Stock shall be net of the Exercise Price paid to the Company for such shares of Warrant Stock.

          (b) Notwithstanding the provisions of Section 9(a), no portion of the Warrant Amount with respect to the GLA of a Building shall be returned or forfeited if and to the extent that, within six (6) months after the Sale of the Building, Holder enters or has previously entered into a License Agreement with the Company, upon the terms set forth in the Master Agreement or upon other terms reasonably satisfactory to the Company, for one or more other buildings reasonably satisfactory to the Company not covered by the Master Agreement to the extent of the GLA of such building or buildings.

          (c) The provisions of Section 9(a) shall terminate and be of no further effect upon (i) the expiration or non-renewal of the Master Agreement in accordance with its terms or (ii) the termination of the Master Agreement as a result of a breach of the Master Agreement by the Company. The provisions of
Section 9(a) shall apply only with respect to the initial sale of a Building by Holder; any sale of such Building by a subsequent owner thereof shall have no effect on the rights of the Holder hereunder.

          (d) If Warrant Stock has been issued, and upon a Sale the Holder fails to deliver to the Company the forfeited Warrant Amount (whether in the form of a stock certificate or cash proceeds), the Company shall be entitled to
(i) cancel any such certificates registered in the Holder's name representing the Warrant Stock on the books and records of the Company (at which time such Warrant Stock shall be deemed canceled without any additional required action on behalf of the Company or the Holder), and (but only to the extent necessary after taking the action provided in clause (i) above) (ii) set off against any amounts which the Company may owe Holder pursuant to the terms of the Master Agreement the amount of such cash proceeds.

          (e) In the event of the transfer or assignment of a portion of this Warrant in accordance with Section 15 hereof, the Holder will provide written notice to the Company specifying the particular Building or Buildings (and the GLA thereof) to which the transferred Warrants relate. Thereafter, if any sale of such Building or Buildings occurs such that any Warrant Amount becomes payable to the Company pursuant to the provisions of this Section 9, the entire amount of such Warrant Amount payable shall be forfeited by the holder (or holders, pro rata) of the transferred Warrants in accordance with the forfeiture provisions thereof, and any rights under this Warrant or shares of Warrant Stock held by the transferor with respect to any other Building or Buildings shall not be subject to forfeiture upon such sale; provided, however, that in the event that such transferee has exercised its rights under the transferred Warrant and sold the shares of Warrant Stock acquired thereupon (and such Warrant Amount is payable to the Company by such transferee in cash), the transferor of the Warrant shall remain liable for, and shall pay to the Company, such Warrant Amount to the extent the Company is unable within 20 days after written demand to the transferee, with a copy to the transferor, to collect such Warrant Amount from the transferee.

     10.  Additional Offers of Warrant Rights.  Subject to the provisions of
          -----------------------------------
Section 4 of this Warrant, the Company is authorized to offer to other qualified property owners similar warrant rights as provided in this Warrant prior to the filing of its initial registration statement in connection with the IPO or following the closing of the IPO.

     11.  Holder Representations and Warranties.
          -------------------------------------

          (a) The Holder has all necessary power and authority under all applicable provisions of law to execute and deliver this Warrant and to carry out its provisions. All actions on Holder's part required for the lawful execution and delivery of this Warrant have been taken.

          (b) The Holder understands that neither the Warrant nor the Warrant Stock has been registered under any state securities act or the 1933 Act. The Holder also understands that the Warrants and the Warrant Stock are being offered and sold pursuant to an exemption from registration contained in applicable state securities acts and the 1933 Act based in part upon the Holder's representations contained in this Warrant.

          (c) The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Holder must bear the economic risk of this investment indefinitely unless the Warrants (or the Warrant Stock) are registered pursuant to the 1933 Act, or an exemption from registration is available. The Holder understands that the Company has no present intention of registering the Warrants, the Warrant Stock or any shares of its Common Stock. The Holder also understands that there is no assurance that any exemption from registration under the 1933 Act will be available and that, even if available, such exemption may not allow the Holder to transfer all or any portion of the Warrants or the Warrant Stock under the circumstances, in the amounts or at the times the Holder might propose. The Holder can bear the economic risk of losing its entire investment in the Company.

          (d) The Holder is acquiring the Warrants and the Warrant Stock for Holder's own account or for the account of an Affiliate or Owner for investment only, and not with a view towards their resale or distribution in violation of applicable securities laws.

          (e) The Holder represents that, by reason of Holder's or of its management's business or financial experience, the Holder has the capacity to protect its own interests in connection with the transactions contemplated in this Warrant. Further, the Holder is aware of no publication of any advertisement in connection with the transactions contemplated by the Warrant.

          (f) The Holder represents that Holder is an accredited investor within the meaning of Regulation D under the 1933 Act.

          (g) The Holder has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. The Holder has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment. The Holder has had an adequate opportunity to inspect and copy all material documents relating to the Company which it has requested.

     12.  Company Representations and Warranties.
          --------------------------------------

     The Company hereby represents and warrants to, and agrees with, each Purchaser as follows:

          (a)  Organization.  The Company is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Warrant to issue the shares of Warrant Stock upon exercise of the Warrant, to carry out the other provisions of this Warrant and the transactions contemplated hereby, and to carry on its business as presently conducted and as presently proposed to be conducted.

          (b)  Capitalization.
               --------------

               (i) The authorized capital stock of the Company as of November 16, 1999, consists of (i) Ten Million Eight Hundred Ninety-Four Thousand Seventy-One and 62/100 (10,894,071.62) shares of Common Stock, Five Hundred Eighty Five Thousand Nine Hundred Eighty and 46/100 (585,980.46) shares of which are issued and outstanding, and (ii) Seven Million Six Hundred Eighty-Seven Thousand Seven Hundred Four and 16/100 (7,687,704.16) shares of Preferred Stock, of which One Million Two Hundred Eleven Thousand One Hundred Forty (1,211,140) are designated as Series A Preferred Stock (the "Series A Preferred"), all of which are issued and outstanding, One Million Nine Hundred Nineteen Thousand One Hundred Eighty Eight (1,919,188) are designated as Series B Preferred Stock (the "Series B Preferred"), One Million Three Hundred Thirty Nine Thousand Five Hundred Seventy Five (1,339,575) of which are issued and outstanding, Five Hundred Seventy Nine Thousand Six Hundred Thirteen (579,613) are designated as Series B-1 Preferred Stock (the "Series B-1 Preferred"), all of which are issued and outstanding, Three Million Nine Hundred Seventy Seven Thousand Seven Hundred Sixty Three and 16/100 (3,977,763.16) are designated as Series C Preferred Stock (the "Series C Preferred"), Two Million Eight Hundred Nineteen Thousand Eight Hundred Sixty-Eight and 39/100 (2,819,868.39) of which are issued and outstanding (the Series A Preferred, Series B Preferred, Series B-1 Preferred and Series C Preferred are collectively referred to herein as the "Preferred Stock").

               (ii) Except for the shares of Preferred Stock described in 12(b)(i) and (i) 1,200,000 shares of Common Stock reserved by the Company for issuance pursuant to warrants granted in connection with the Company's current licensing efforts, (ii) 2,000,000 shares of Common Stock reserved for issuance in connection with the Company's Management Option Plan, and
     (iii) 710,526.31 shares of Series C Preferred Stock the Company has committed to issue as part of its Series C Preferred Stock Offering, as of November 16, 1999, the Company does not have outstanding any capital stock or other securities convertible into or exchangeable for any shares of its capital stock.

          (c)  Authorization; Binding Obligations. All corporate action on the
               ----------------------------------
part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Warrant and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto, the performance of all obligations of the Company under the Warrant and for the authorization, sale, issuance and delivery of the shares issuable upon exercise of the Warrant has been taken. When issued in compliance with the provisions of this Warrant, the shares will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, preemptive or similar rights, or, except as set forth herein, any other encumbrances and issued in compliance with all applicable state and federal securities laws. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

          (d)  No Violations. The execution, delivery and performance of this
               -------------
Warrant and the performance by the Company of its obligations hereunder do not and will not conflict with or violate any provision of the certificate of incorporation or bylaws of the Company or any law, statute, rule or regulation or any agreement, contract or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound.

          (e)  No Other Representations or Warranties. The representations and
               --------------------------------------
warranties made by the Company in this Warrant supersede any prior statements, representations and warranties of any person with respect to the Company or the transactions contemplated hereby. The representations and warranties of the Company in this Warrant are the only representations and warranties by the Company upon which Holder may rely in connection with transactions contemplated by this Warrant.

     13.  Legends.  Unless (i) the shares of Warrant Stock have been registered
          -------
under the 1933 Act, or (ii) in the opinion of counsel for the Company such legend is no longer required in order to ensure compliance with the 1933 Act and all applicable state securities laws, upon the issuance of any of the shares of Warrant Stock, all certificates representing such shares shall bear on the face thereof substantially the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN (i) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, AND (ii) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS. IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

     Additionally, prior to the IPO all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TERMS AND PROVISIONS OF A WARRANT AGREEMENT DATED______________, 1999, WHICH PROVIDES, AMONG OTHER THINGS, FOR RESTRICTIONS ON THE TRANSFER OF SUCH SHARES. A COPY OF SUCH WARRANT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON REQUEST TO ANY HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

     14.  Notices of Record Date, Etc.  In case:
          ---------------------------

          (a) the Company shall establish a record date for the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or to receive any other right;

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, any share exchange for shares of capital stock of another corporation or any conveyance of all or substantially all of the assets of the Company to another corporation;

          (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (d) the Company shall enter into a letter of intent or agreement with respect to a transaction by which all of the outstanding shares of Common Stock of the Company are to be acquired by a third party;

then the Company shall mail or cause to be mailed to the Holder at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, and stating the amount and character of such dividend, distribution or rights,
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon the completion of such transaction, or (iii) the closing of the acquisition by a third party of all of the outstanding shares of Common Stock. Such notice shall be mailed as soon as practicable after the occurrence or likelihood of such event is publicly disclosed.

     15.  Transfer and Assignment.
          -----------------------

          (a) This Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form attached hereto) and written notice specifying the particular Buildings and GLA to which the assignment relates at the principal office of the Company. Notwithstanding the foregoing, prior to the consummation of the IPO, without the consent of the Company (which consent shall not be unreasonably withheld), this Warrant and any part hereof may be transferred only (i) to an Affiliate of Holder or an Owner of any Building, (ii) to any direct or indirect shareholder, partner, member of other equity holder or lender of such Owner, (iii) any successor by merger of Holder, of any Affiliate of Holder or of any Owner or any subsidiary of such successor by merger, or (iv) any entity acquiring all or any portion of the assets of Holder (each, a "Permitted Transfer"). Prior to any assignment or transfer hereunder the Holder must provide to the Company evidence satisfactory to the Company that the proposed transfer will be effected in compliance with all applicable laws, including without limitation federal and state securities laws, and that the transferring Holder, notwithstanding the transfer, remains primarily and directly bound by, and that the transferee agrees to be bound by, the terms of this Warrant. The Company reserves the right to consent to any such transfer if in its reasonable opinion, or the opinion of its counsel, the transfer would have an adverse effect on the Company's ability to complete on a timely basis its IPO. In no event will the Company permit any transfer after the Company files its registration statement and prior to the closing of the IPO unless the transferor can demonstrate to the Company's reasonable satisfaction that the transferor had discussions with the transferee regarding the proposed transfer prior to the filing of the registration statement.

          (b) Except as set forth in paragraph (a) above, neither this Warrant nor any rights hereunder may be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise). This Warrant shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant contrary to the provisions of this Warrant shall be null and void and without legal effect.

          (c) The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the registered owner as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice (other than a duly executed Assignment) to the contrary.

     16.  Notices.  All notices required hereunder must be in writing and shall
          -------
be deemed given when telefaxed, delivered personally or by overnight delivery service or within three days after mailing when mailed by certified or registered mail, return receipt requested, if to the Company, at Fifteen Piedmont Center, Suite 710, Atlanta, Georgia 30305, Attention: R. Stanley Allen, with a courtesy copy to Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, NE, 16th Floor, Atlanta, Georgia 30303, Attention: William M. Ragland, Jr., and James K. Wagner, Jr., and if to the Holder, at the address for the registered Holder as it appears on the books of the Company, or at such other address of which the Company or Holder has been advised by notice hereunder.

     17.  Rights as a Shareholder.  Unless otherwise expressly provided herein,
          -----------------------
the Holder shall have no rights as a shareholder with respect to any shares covered by this Warrant until the date of issuance of such shares. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

     18.  Lost or Destroyed Warrant.  Upon receipt by the Company of evidence
          -------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

     19.  Warrant Exchangeable for Different Denominations.  This Warrant is
          ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Holder at the time of such surrender. The date that the Company initially issues this Warrant will be deemed to be the date of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrant" or the "Warrants."

     20.  Applicable Law.  The Warrant is issued under and shall for all
          --------------
purposes be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflicts of laws principles.

     21.  Entire Agreement.  This Warrant and the other agreements,
          ----------------
certificates and documents delivered in connection with this Agreement contain the entire agreement among the Company and Holder with respect to the transactions described herein, and supersede all prior agreements or statements, written or oral, with respect thereto.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be signed as of the day and year first above written.

                                        CYPRESS COMMUNICATIONS, INC.


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________


                                        [HOLDER]


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                             WARRANT EXERCISE FORM
                             ---------------------

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock of Cypress Communications, Inc., a Delaware corporation, and hereby makes payment of $____________ in payment therefor.


                                                ______________________________
                                                Signature

                                                ______________________________
                                                Signature, if jointly held

Date:___________________


********************************************************************************


                       INSTRUCTIONS FOR ISSUANCE OF STOCK
                       ----------------------------------

(if other than to the registered holder of the within Warrant)


Name_________________________________________________________________________
     (Please typewrite or print in block letters)


Address_______________________________________________________________________


Social Security or Taxpayer Identification Number_____________________________


********************************************************************************


                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers unto
_______________________________________________________________________________
               Name (please typewrite or print in block letters)

the right to purchase Common Stock of Cypress Communications, Inc., a Delaware corporation, represented by this Warrant (which may be a copy if the right to receive less than all of the shares of Common Stock covered by such Warrant is being transferred) with respect to the number of shares covered thereby set forth below and does hereby irrevocably constitute and appoint ________________ ______________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Number of Shares:___________________

Dated:______________________________

                                           Signature___________________________


                                           Signature, if jointly held___________

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